Exhibit 10.9

213030501

Macrogenics, Inc.

Amendment to Lease Agreement

This Amendment to Lease Agreement (“AGREEMENT”) made and entered into this 26th day of March 2013, by and between RED GATE III LLC (“LANDLORD”) and MACROGENICS, INC. (“TENANT”).

WITNESSETH:

Whereas, the LANDLORD and TENANT entered into a certain lease (“LEASE”) dated May 31, 2011, covering 41,886 square feet of space (“PREMISES”) located in 9640 Medical Center Drive, Rockville, Maryland (“BUILDING”); and

Now, therefore, the parties hereto, intending to be legally bound, do covenant and agree as follows:

1.	Commencing May 1, 2013, Four Thousand Three Hundred Eighty One (4,381) rentable square feet (“EXPANSION SPACE”) is added to the PREMISES, thus increasing total rentable square footage of PREMISES to Forty Six Thousand Two Hundred Sixty Seven (46,267).

2.	Commencing May 1, 2013, the TENANT shall occupy One Hundred Percent (100%) of the BUILDING and shall be responsible for all of Utilities, Operating Expenses and Real Estate Taxes.

3.	Commencing September 1, 2013, TENANT’S monthly Minimum Rent shall be Eighty Thousand Three and 35/100 Dollars ($80,003.35), and shall increase by three percent (3%) annually in accordance with the LEASE.

4.	Prior to May 1, 2013, TENANT shall have access for establishing and installation of any communication, I.T. or infrastructure.

5.	Landlord shall supply new building standard paint and carpet to EXPANSION SPACE.

Ratification of LEASE: Except as expressly modified or amended by this AGREEMENT, all terms, covenants and conditions of the LEASE shall remain the same.

In witness whereof, LANDLORD and TENANT have caused this AGREEMENT to be executed as of this 26th day of March 2013, and do hereby declare this AGREEMENT to be binding on them, their respective successors and assigns.

WITNESS:	LANDLORD:

RED GATE III LLC

illegible	/s/ William M. Rickman
	By:	William M. Rickman

WITNESS:	TENANT:

MACROGENICS, INC.

illegible	/s/ Scott Koenig
	By:	Scott Koenig

Macrogenics Inc. 9640 Medical Center Drive	First Amendment
Rockville, Maryland	Page 1 of 2

KEY	DESCRIPTION
—	EXISTING WALL
—	WALL CONSTRUCTED OF 2 ½" METAL STUDS W/ ½" DRYWALL SHEET ON EACH SIDE (NEW WALL)
•	EXIT SIGN
—	WALL TO DECK
◻	SINK ROUGH IN W/ HOT & COLD WATER
—	SOUND INSULATING BATT

OFFICE
LOADING DOCK
SHIPPING / RECEIVING
CONFERENCE RM
VESTIBULE
ENTER
ENTER

EXPANSION SPACE

9640 MEDICAL CENTER DR
FIRST FLOOR PLAN
1/8" = 1'-0"

CONTRACTOR	RICKMAN MANAGEMENT LLC
OWNER	RICKMAN MANAGEMENT LLC
PROJECT	9640 MEDICAL CENTER DRIVE
SHEET TITLE	EXISTING FIRST FLOOR PLAN
SCALE	DATE
PROJECT NO	
SHEET NO	A1

Macrogenics Inc. 9640 Medical Center Drive	First Amendment
Rockville, Maryland	Page 2 of 2